OAKWOOD MORTGAGE INVESTORS, INC. 2000-D               REPORT DATE:  May 7, 2001
OAKWOOD ACCEPTANCE CORP. -  SERVICER                  POOL REPORT # 5
REMITTANCE REPORT                                     Page 1 of 6
REPORTING MONTH:    Apr-01

                                              Scheduled Principal Balance of Contracts
-----------------------------------------------------------------------------------------------------------------------------------

Beginning                                                                                                       Ending
Principal                  Scheduled          Prepaid               Liquidated           Pre-Funding            Principal
Balance                    Principal          Principal             Principal                                   Balance
-----------------------------------------------------------------------------------------------------------------------------------

200,270,280.81            (162,319.13)        (1,025,368.08)        (236,641.80)                                198,845,951.80
===================================================================================================================================



                                              Scheduled Principal Balance of Contracts
------------------------------------------------------------------------------------------------------------------------------

 Scheduled                                   Scheduled                                                  Amount
 Gross                Servicing              Pass Thru             Liquidation       Reserve            Available for
 Interest             Fee                    Interest              Proceeds          Fund Draw          Distribution
------------------------------------------------------------------------------------------------------------------------------

2,080,238.65          166,891.90             1,913,346.75          144,161.83        0.00               3,412,087.69
==============================================================================================================================


                       Pre-Funding Account
-------------------------------------------------------------------------------
Beginning Principal    Principal  To      Distribution To      Ending Principal
Balance                Deposit    Seller  Certificate Holder   Balance
-------------------------------------------------------------------------------
0.00                   0.00       0.00    0.00                 0.00
===============================================================================

                                       Certificate Account
---------------------------------------------------------------------------------------------------

Beginning                    Deposits                               Investment       Ending
 Balance           Principal         Interest       Distributions   Interest        Balance
---------------------------------------------------------------------------------------------------

2,126,218.63    1,404,846.99       1,807,244.64    (4,771,574.25)     4,296.81     571,032.82
===================================================================================================


                      P&I Advances at Distribution Date
-------------------------------------------------------------------------------


   Beginning              Recovered            Current            Ending
    Balance               Advances            Advances           Balance
-------------------------------------------------------------------------------

  1,572,773.41          1,272,773.41      1,564,806.00       1,864,806.00
===============================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2000-D              REPORT DATE:  May 7, 2001
OAKWOOD ACCEPTANCE CORP. -  SERVICER                 POOL REPORT # 5
REMITTANCE REPORT                                    Page 2 of 6
REPORTING MONTH:  April-01

Class B Crossover Test                                                                         Test Met?
--------------------------------------------------------------------------                     ---------------

(a) Remittance date on or after July 2005                                                            N


(b) Average 60 day Delinquency rate <=              5.5%                                             Y




(d) Cumulative losses do not exceed the following

percent of the intitial principal balance of all Certificates

                July 2005 - Dec. 2006               7%                                               N
                Jan. 2007 - Dec. 2007               8%                                               N
                Jan. 2008 - June 2009               9.5%                                             N
                July 2009 and After                 10.5%                                            N


(e) Current realized loss ratio <=                  3.00%                                            Y

(f) Does subordinated cert. percentage equal or
     exceed                                         55.970%
     of stated scheduled pool balance

                Beginning M balances                                             34,310,000.00

                Beginning B balances                                             21,444,000.00

                Overcollateralization                                             8,847,185.46
                                                                          ---------------------
                                                                                 64,601,185.46
                Divided by beginning pool
                balance                                                         200,270,280.81
                                                                          ---------------------
                                                                                       32.257%       N
                                                                          =====================


Average 60 day delinquency ratio:


                           Over 60s           Pool Balance               %
                      ----------------------------------------------------------

Current Mo                  8,085,303.78          198,845,951.80       4.07%
1st Preceding Mo            5,473,813.24          200,270,280.81       2.73%
2nd Preceding Mo            4,438,245.38          202,925,998.12       2.19%
                                                      Divided by         3
                                                                 ---------------
                                                                       3.00%
                                                                 ===============












Cumulative loss ratio:

                       Cumulative losses              131,322.88
                                         ------------------------
Divided by Initial Certificate Principal          214,445,098.09      0.061%
                                                                 ===============




Current realized loss ratio:

                      Liquidation                 Pool

                            Losses               Balance
                      -------------------------------------------
Current Mo                     92,479.97          200,270,280.81
1st Preceding Mo               15,744.89          202,925,998.12
2nd Preceding Mo                    0.00          206,212,544.97
                      -------------------------------------------
                              108,224.86          203,136,274.63
                                                                      0.213%
                                                                 ===============

OAKWOOD MORTGAGE INVESTORS, INC. 2000-D               REPORT DATE:  May 7, 2001
OAKWOOD ACCEPTANCE CORP. -  SERVICER                  POOL REPORT # 5
REMITTANCE REPORT                                     Page 3 of 6
REPORTING MONTH:  Apr-01

                                                                 Delinquency Analysis

                                             31 to 59 days          60 to 89 days         90 days and Over         Total Delinq.
                No. of     Principal             Principal            Principal              Principal                   Principal
                Loans      Balance         #      Balance         #    Balance          #     Balance           #       Balance
                -------------------------------------------------------------------------------------------------------------------

Excluding Repos 4,543   195,775,498.65    222   7,910,660.83    74    2,801,862.08     66   2,525,395.08       362    13,237,917.99

          Repos    78     3,070,453.15      1      79,802.51     6      217,567.52     65   2,540,479.10        72     2,837,849.13
                -------------------------------------------------------------------------------------------------------------------

          Total 4,621   198,845,951.80    223   7,990,463.34    80    3,019,429.60    131   5,065,874.18       434    16,075,767.12
                ===================================================================================================================

                                                                                                              9.4%            8.08%
                                                                                                           ========================


                                                           Repossession Analysis
                   Active Repos                          Reversal       Current Month
                   Outstanding                         (Redemption)        Repos                   Cumulative Repos
                         Principal                      Principal             Principal                 Principal
                 #        Balance            #            Balance      #       Balance            #      Balance
                 ------------------------------------------------------------------------------------------------------------

Excluding Repos 78       3,070,453.15       -1       (49,781.84)      22    840,643.57           89    3,373,734.87


OAKWOOD MORTGAGE INVESTORS, INC. 2000-D              REPORT DATE:  May 7, 2001
OAKWOOD ACCEPTANCE CORP. -  SERVICER                 POOL REPORT # 5
REMITTANCE REPORT
REPORTING MONTH:  Apr-01                             Page 4 of 6

REPOSSESSION LIQUIDATION REPORT

                                Liquidated                                                                             Net
Account    Customer              Principal          Sales           Insur.          Total         Repossession      Liquidation
Number       Name                 Balance          Proceeds        Refunds         Proceeds         Expenses         Proceeds
-----------------------------------------------------------------------------------------------------------------------------------
0287110 DANNY K RUMFELT          8,536.51         3,250.00           0.00         3,250.00           660.00          2,590.00
0375931 CHARLES NAYLOR          23,497.24        10,000.00           0.00        10,000.00         1,950.00          8,050.00
2309565 ALONZO HILL             23,538.55        23,900.00         274.25        24,174.25         6,427.00         17,747.25
2313088 JENNIFER JOHNSON        13,094.22         4,100.00         303.69         4,403.69           660.00          3,743.69
2325843 KENNETH A BROWN         33,565.29        34,500.00         262.46        34,762.46         6,745.00         28,017.46
2333300 MICHAEL V MARROTT       34,083.45        33,000.00         361.20        33,361.20         6,700.00         26,661.20
2344216 BRENDA EVERS            36,831.56        34,400.00           0.00        34,400.00         5,710.00         28,690.00
2278331 FRANKLIN L SPEARS       35,414.80        28,500.00           0.00        28,500.00         6,565.00         21,935.00
2325280 FRANSISCO MARTIN        28,080.18        30,000.00           0.00        30,000.00         6,610.00         23,390.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                                                                                      0.00                               0.00
                               ----------------------------------------------------------------------------------------------------
                               236,641.80       201,650.00       1,201.60       202,851.60        42,027.00        160,824.60
                               ====================================================================================================


                                               Net               Current
     Unrecov.          FHA Insurance         Pass Thru           Period Net         Cumulative
     Advances            Coverage            Proceeds           Gain/(Loss)      Gain/(Loss)
---------------------------------------------------------------------------------------------------
        988.39                0.00            1,601.61            (6,934.90)
      1,575.38                0.00            6,474.62           (17,022.62)
      1,627.60                0.00           16,119.65            (7,418.90)
      1,127.60                0.00            2,616.09           (10,478.13)
      2,174.92                0.00           25,842.54            (7,722.75)
      2,507.86                0.00           24,153.34            (9,930.11)
      2,642.82                0.00           26,047.18           (10,784.38)
      2,102.24                0.00           19,832.76           (15,582.04)
      1,915.96                0.00           21,474.04            (6,606.14)
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
                                                  0.00                 0.00
----------------------------------------------------------------------------
     16,662.77                0.00          144,161.83           (92,479.97)      (131,322.88)
============================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2000-D              REPORT DATE:  May 7, 2001
OAKWOOD ACCEPTANCE CORP. -  SERVICER                 POOL REPORT # 5
REMITTANCE REPORT
REPORTING MONTH:  Apr-01                             Page 5 of 6

CERTIFICATE PRINCIPAL ANALYSIS

                     PRINCIPAL

                                                              Beginning        Beginning
Senior                              Original Certificate     Certificate  Principal Shortfall   Current Principal       Current
Certificates                              Balance              Balance        Carry-Over               Due           Principal Paid
-----------------------------------------------------------------------------------------------------------------------------------

A-1                                  50,000,000.00         33,413,095.35        0.00              1,424,329.01       1,424,329.01

A-2                                  41,440,000.00         41,440,000.00        0.00                      0.00               0.00

A-3                                  20,650,000.00         20,650,000.00        0.00                      0.00               0.00

A-4                                  40,166,000.00         40,166,000.00        0.00                      0.00               0.00



                                    -----------------------------------------------------------------------------------------------
Total Certificate Principal Bal.    152,256,000.00        135,669,095.35        0.00              1,424,329.01       1,424,329.01
                                    ===============================================================================================

                                                              Accelerated
                                    Ending Principal           Principal            Ending                       Principal Paid
Senior                              Shortfall Carry-          Distribution       Certificate                       Per $1,000
Certificates                              Over                   Amount            Balance      Pool Factor       Denomination
-------------------------------------------------------     ---------------------------------

A-1                                       0.00               636,530.24        31,352,236.10     62.70447%           41.21719

A-2                                       0.00                     0.00        41,440,000.00    100.00000%            0.00000

A-3                                       0.00                     0.00        20,650,000.00    100.00000%            0.00000

A-4                                       0.00                     0.00        40,166,000.00    100.00000%            0.00000



                                    -------------------     ---------------------------------
Total Certificate Principal Bal.          0.00               636,530.24       133,608,236.10
                                    ===================     =================================

                                                                    Beginning              Beginning
Subordinate                                    Original Certificate Certificate            Principal Shortfall   Current Principal
Certificates                                   Balance              Balance                Carry-Over            Due
                                               ------------------------------------------------------------------------------------
M-1                                             18,225,000.00          18,225,000.00           0.00                 0.00
M-1 Outstanding Writedown                                                       0.00

M-2                                             16,085,000.00          16,085,000.00           0.00                 0.00
M-2 Outstanding Writedown                                                       0.00

B-1                                             10,722,000.00          10,722,000.00           0.00                 0.00
B-1 Outstanding Writedown                                                       0.00

B-2                                             10,722,000.00          10,722,000.00           0.00                 0.00
B-2 Outstanding Writedown                                                       0.00

Excess Asset Principal Balance                   6,435,098.09           8,847,185.46
                                               ------------------------------------------------------------------------------------

Total Excluding Writedown Balances              62,189,098.09          64,601,185.46           0.00                 0.00
                                               ====================================================================================

All Certificates Excluding Writedown Balances  214,445,098.09         200,270,280.81           0.00         1,424,329.01
                                               ====================================================================================

                                                                                                   Accelerated
                                                                   Ending Principal   Current      Principal          Ending
Subordinate                                       Current          Shortfall Carry-   Writedown/   Distribution       Certificate
Certificates                                      Principal Paid   Over               (Writeup)    Amount             Balance
                                              -------------------------------------------------------------------------------------
M-1                                                    0.00             0.00                                          18,225,000.00
M-1 Outstanding Writedown                                                               0.00                                   0.00

M-2                                                    0.00             0.00                                          16,085,000.00
M-2 Outstanding Writedown                                                               0.00                                   0.00

B-1                                                    0.00             0.00                                          10,722,000.00
B-1 Outstanding Writedown                                                               0.00                                   0.00

B-2                                                    0.00             0.00                                          10,722,000.00
B-2 Outstanding Writedown                                                                                                      0.00

Excess Asset Principal Balance                                                                      (636,530.24)       9,483,715.70
                                              -------------------------------------------------------------------------------------

Total Excluding Writedown Balances                     0.00             0.00            0.00        (636,530.24)      65,237,715.70
                                              =====================================================================================

All Certificates Excluding Writedown Balances  1,424,329.01             0.00            0.00               0.00      198,845,951.80
                                              =====================================================================================


                                                                          Principal Paid
Subordinate                                                                 Per $1,000
Certificates                                          Pool Factor         Denomination

M-1                                                   100.00000%            0.00000
M-1 Outstanding Writedown

M-2                                                   100.00000%            0.00000
M-2 Outstanding Writedown

B-1                                                   100.00000%            0.00000
B-1 Outstanding Writedown

B-2                                                   100.00000%            0.00000
B-2 Outstanding Writedown

Excess Asset Principal Balance

Total Excluding Writedown Balances

All Certificates Excluding Writedown Balances

OAKWOOD MORTGAGE INVESTORS, INC. 2000-D               REPORT DATE:  May 7, 2001
OAKWOOD ACCEPTANCE CORP. -  SERVICER                  POOL REPORT #  5
REMITTANCE REPORT
REPORTING MO. MONTH  Apr-01                           Page 6 of 6

CERTIFICATE INTEREST ANALYSIS

                                                                               Current
                      Pass        Beginning Carry-                           Carry-Over                             Ending
Senior               Through       Over Priority       Current Priority   Priority Interest                       Carry-Over
Certificates          Rate        Interest Balance     Interest Accrual        Accrual          Paid                Balance
                    -------------------------------------------------------------------------------------------------------
A-1                  6.7000%          0.00            186,556.45              0.00           186,556.45               0.00

A-2                  6.7400%          0.00            232,754.67              0.00           232,754.67               0.00

A-3                  6.9900%          0.00            120,286.25              0.00           120,286.25               0.00

A-4                  7.4000%          0.00            247,690.33              0.00           247,690.33               0.00


                             ----------------------------------------------------------------------------------------------

Total                                 0.00            787,287.70              0.00           787,287.70               0.00
                             ==============================================================================================

                                      Interest
                                      Paid Per
Senior                                  1000            Total Class
Certificates                        Denomination       Distribution
                                    --------------------------------

A-1                                   3.73113        2,247,415.70

A-2                                   5.61667          232,754.67

A-3                                   5.82500          120,286.25

A-4                                   6.16667          247,690.33


                                              --------------------

Total                                                2,848,146.95
                                              ====================

                                                                                Current                                Ending
                        Pass       Beginning Carry-                           Carry-Over                             Carry-Over
Subordinate            Through      Over Priority      Current Priority    Priority Interest  Priority Interest   Priority Interest
Certificates            Rate       Interest Balance    Interest Accrued         Accrued              Paid              Balance
                      -------------------------------------------------------------------------------------------------------------
M-1                    8.0700%                 0.00          122,563.13           0.00           122,563.13                0.00

M-2                    8.8100%                 0.00          118,090.71           0.00           118,090.71                0.00

B-1                    9.5000%                 0.00           84,882.50           0.00            84,882.50                0.00

B-2                    7.5000%                 0.00           67,012.50           0.00            67,012.50                0.00

X                                      2,450,930.28          729,010.21           0.00                 0.00        3,179,940.49

R                                              0.00                0.00           0.00                 0.00                0.00

Service Fee            1.0000%                 0.00          166,891.90           0.00           166,891.90                0.00

Current Trustee Fees                                           4,500.00                            4,500.00

Total                                  2,450,930.28        1,292,950.95           0.00           563,940.74        3,179,940.49
                               ====================================================================================================

 All Certificates                      2,450,930.28        2,080,238.65           0.00         1,351,228.44        3,179,940.49
                               ====================================================================================================

                             Beginning                         Current                                   Ending         Interest
                            Carry-Over        Current        Carry-Over                                Carry-Over       Paid Per
Subordinate                  Writedown       Writedown        Writedown              Writedown         Writedown          1000
Certificates               Int. Balance    Int. Accrued     Int. Accrued           Interest Paid      Int. Balance    Denomination
                      -------------------------------------------------------------------------------------------------------------
M-1                            0.00                                                                        0.00          6.72500

M-2                            0.00                                                                        0.00          7.34167

B-1                            0.00                                                                        0.00          7.91667

B-2                            0.00                                                                        0.00          6.25000

X

R

Service Fee

Current Trustee Fees

Total                          0.00            0.00             0.00                    0.00               0.00
                       =========================================================================================

 All Certificates              0.00            0.00             0.00                    0.00               0.00
                       =========================================================================================



Subordinate                                                         Total Class
Certificates                                                       Distribution
                                                             ---------------------
M-1                                                                    122,563.13

M-2                                                                    118,090.71

B-1                                                                     84,882.50

B-2                                                                     67,012.50

X                                                                            0.00

R                                                                            0.00

Service Fee                                                            166,891.90

Current Trustee Fees                                                     4,500.00

Total                                                                  563,940.74
                                                              ====================

 All Certificates                                                    3,412,087.69
                                                              ====================


                     Cumulative X Interest Shortfall                3,179,940.49
                     Cumulative Accelerated Prin. Disb.            (3,048,617.61)
                                                              --------------------
                      Cumulative Losses                               131,322.88
                                                              ====================